Exhibit 99.1

Karat Packaging Inc. Announces Proposed Secondary Offering of Common Stock

CHINO, Calif. – June 10, 2025 – Karat Packaging Inc. (Nasdaq: KRT) (“Karat” or the “Company”), a specialty distributor and manufacturer of disposable foodservice products and related items, today announced the commencement of a proposed underwritten public offering of 1,500,000 shares of Karat’s common stock by certain members of the Company’s management team (the “Selling Stockholders”). The Selling Stockholders will also grant the underwriter a 30-day option to purchase up to an additional 225,000 shares of Karat’s common stock offered in the offering from the Selling Stockholders.

Karat is not offering any shares of its common stock in this offering and will not receive any proceeds from the sale of shares by the Selling Stockholders.

BofA Securities and William Blair & Company, L.L.C. are acting as the joint lead book-runners for the offering.

The offering of these securities is being made pursuant to a shelf registration statement on Form S-3 (File No. 333-286011), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 21, 2025 and declared effective on March 28, 2025. The offering will be made only by means of a prospectus supplement and an accompanying prospectus as filed with the SEC. A copy of the prospectus and prospectus supplement relating to the offering may be obtained, when available, by visiting the SEC’s website at www.sec.gov. Alternatively, copies of the prospectus and prospectus supplement relating to the offering may be obtained by contacting BofA Securities, Attention: Prospectus Department, NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, or by e-mail at dg.prospectus_requests@bofa.com; or William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago, IL 60606, or by calling (800) 621-0687, or emailing prospectus@williamblair.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Karat Packaging Inc.

Karat Packaging Inc. is a specialty distributor and manufacturer of a wide range of disposable foodservice products and related items, primarily used by national and regional restaurants and in foodservice settings throughout the United States. Its products include food and take-out containers, bags, tableware, cups, lids, cutlery, straws, specialty beverage ingredients, equipment, gloves and other products. The Company’s eco-friendly Karat Earth® line offers quality, sustainably-focused products that are made from renewable resources. Karat Packaging also offers customized solutions, including new product development and design, printing, and logistics services. To learn more about Karat Packaging, please visit the company’s website at www.karatpackaging.com.

Forward Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the proposed offering. We caution readers that forward-looking statements are predictions based on our current expectations about future events, and are subject to risks and uncertainties. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC, including the prospectus supplement to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with this offering. The forward-looking statements included in this press release are made only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

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Investor Relations and Media Contact

PondelWilkinson Inc.
Judy Lin or Roger Pondel
310-279-5980
IR@karatpackaging.com